UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2026

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34481 (Commission File Number)	22-3341267 (IRS Employer Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey 08550
(Address of Principal Executive Offices) (Zip Code)

(609) 716-4000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplement to the Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission (the “SEC”) on October 27, 2026 (as such may be supplemented from time to time, the “Proxy Statement”) by Mistras Group, Inc., a Delaware corporation (the “Company”), is being filed to supplement the Proxy Statement as described below.

Explanatory Note

As previously disclosed, on September 17, 2026, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), and Athena Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”). Parent and Acquisition Sub are controlled by funds affiliated with H.I.G. Capital, LLC (“H.I.G.”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, and in accordance with Section 251 of the General Corporation Law of the State of Delaware, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Following the consummation of the Merger, the Company’s common stock will be delisted from The New York Stock Exchange and the Company will cease to be publicly traded.

Litigation Matters Related to the Merger

On November 5, 2026 and November 6, 2026, respectively, two cases, captioned Chris Collins v. Mistras Group, Inc., et al., Index No. 656305/2026, and Eric Miller v. Mistras Group, Inc., et al., Index No. 656316/2026, were filed in the Supreme Court of the State of New York, County of New York (together, the “Lawsuits”). The Lawsuits allege, in essence, that the Proxy Statement as filed with the SEC was false and misleading in violation of the defendants’ obligation to disclose all material information relevant to stockholders and necessary to permit an informed decision on whether to vote in favor of the Merger. The Lawsuits allege that the Company omitted and/or misrepresented material information concerning, among other things: (i) the financial projections for the Company prepared by management of the Company; (ii) the data and inputs underlying the financial valuation analyses that support the fairness opinion provided by the Company’s financial advisor, Robert W. Baird & Co. Incorporated (“Baird”); (iii) potential conflicts of interest faced by Company insiders; and (iv) the background of the Merger. The Lawsuits name as defendants the Company and its directors and seek, among other forms of requested relief, an order enjoining the consummation of the Merger. There can be no assurance regarding the ultimate outcome of the Lawsuits.

Further, as of the date of this Form 8-K, multiple purported stockholders of the Company have also delivered demand letters to the Company (collectively, the “Demand Letters”) alleging that the disclosures contained in the Proxy Statement are deficient and requesting that the Company supplement such disclosures prior to the special meeting of the Company’s stockholders to be held on November 24, 2026. The Demand Letters also threaten the Company with lawsuits in the event that the purported deficiencies in the Proxy Statement are not addressed.

It is possible that additional, similar complaints may be filed, that the Lawsuits may be amended, or that additional demand letters will be received by the Company. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The Company believes that the claims asserted in the Lawsuits and the Demand Letters are without merit and that no further disclosure is required under applicable law. However, in order to moot the unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Form 8-K, without admitting any liability or wrongdoing. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Lawsuits and the Demand Letters that any additional disclosure in the Proxy Statement was or is required. These supplemental disclosures do not modify the terms of the Merger Agreement, the Merger Consideration or the timing of the special meeting of the Company’s stockholders, and the board of directors of the Company (the “Board”) continues to recommend that the Company’s stockholders vote “FOR” the proposal to adopt the Merger Agreement.  The information contained in this Form 8-K is incorporated by reference into the Proxy Statement.

Supplemental Disclosures to the Proxy Statement

The supplemental disclosures should be read in conjunction with the Proxy Statement, which is available on the Company’s investor relations website at http://www.investors.mistrasgroup.com or at the SEC’s website at www.sec.gov. The Proxy Statement, along with periodic reports and other information the Company files with the SEC, should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. To the extent information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement. Paragraph references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures. New text within restated language from the Proxy Statement is indicated in bold, underlined text (e.g., bold, underlined text), and deleted language is indicated in strikethrough text (e.g., ~~strikethrough text~~). The information contained herein speaks only as of November 13, 2026, unless the information indicates that another date applies.

The disclosure in the Proxy Statement in the section “The Merger—Background of the Merger” beginning on page 35 is hereby supplemented by adding the bolded and underlined disclosure to the sixth paragraph beginning on page 37 of the Proxy Statement as follows:

On April 24, 2026, the Company received an unsolicited written indication of interest from H.I.G. (the “April 24 letter”), expressing an interest in an all-cash acquisition of the Company at between $19.00 and $19.75 per share of Common Stock. Among other things, the April 24 letter stated certain reasons why H.I.G. was interested in acquiring the Company, and H.I.G.’s belief that it is uniquely qualified to deliver an attractive valuation with speed and certainty to the Company’s stockholders. The April 24 letter outlined H.I.G.’s proposed due diligence approach and financing plans, as well as H.I.G.’s recent experience in acquiring publicly traded companies, and requested a response by May 1, 2026. The April 24 letter contained no mention of post-transaction management of the Company, any post-closing employment arrangements, or equity participation by management in the transaction.

The disclosure in the Proxy Statement in the section “The Merger—Background of the Merger” beginning on page 35 is hereby supplemented by adding the bolded and underlined disclosure to the fourth full paragraph on page 38 of the Proxy Statement as follows:

On June 11, 2026, following a telephone call between representatives of H.I.G. and Mr. Stamatakis during which the H.I.G. representatives indicated that they were intending to deliver a revised proposal, H.I.G. delivered a letter of intent (the “June 11 letter”) that proposed a price of $19.50 per share of Common Stock, which fell within the range expressed in the April 24 letter, and requested a period of exclusive negotiations regarding a potential transaction, under which the Company could not deliver notice terminating exclusivity earlier than 30 days after its acceptance of the June 11 letter, subject to two automatic successive seven-day extensions if the parties were working in good faith to pursue a transaction. On June 15, 2026, at a special meeting of the Board, at which representatives of each of Troutman and Baird were present, the Board discussed the June 11 letter. During this meeting, Mr. Stamatakis summarized for the Board recent conversations held by management with H.I.G. regarding the Company’s strategic plan, operations and financial results, as well as a potential transaction involving the Company and H.I.G. Troutman reviewed with the Board various options for responding to the June 11 letter and the Board’s fiduciary duties. Representatives of Baird reviewed with the Board the June 11 letter, the relative value represented by that offer including as compared to the Projections, and strategies for responding to H.I.G. Following the June 15, 2026 meeting of the Board, representatives of Baird, at the direction of the Board, communicated to H.I.G. that while the Board was open to considering a potential transaction with H.I.G., the consideration offered to the Company’s stockholders would need to be increased. Also, at the direction of the Board, Mr. Stamatakis indicated to representatives of H.I.G. that a “go-shop” provision designed to allow the Company to conduct a robust post-signing market check would be required in any definitive agreement that was the product of exclusive discussions by the Company with H.I.G. The June 11 letter contained no mention of post-transaction management of the Company, any post-closing employment arrangements, or equity participation by management in the transaction.

The disclosure in the Proxy Statement in the section “The Merger—Background of the Merger” beginning on page 35 is hereby supplemented by adding the bolded and underlined disclosure to the first full paragraph on page 39 of the Proxy Statement as follows:

On June 23, 2026, H.I.G. delivered a revised letter of intent (the “June 23 letter”) that increased its offer to $20.25 in cash for each share of Common Stock, reiterated H.I.G.’s request for a period of exclusive negotiations on the same terms as the June 11 letter, stated H.I.G.’s belief that the proposed price represented full and fair value and its best and highest offer, and stated that H.I.G. would be willing to negotiate in good faith a reasonable post-signing “go-shop” provision. On June 25, 2026, the directors discussed the June 23 letter and confirmed their support of the positions communicated to H.I.G. following the June 15, 2026 meeting of the Board. Thereafter, on June 25, 2026, representatives of Baird, at the direction of the Board, communicated to H.I.G. that while the Board was open to considering a potential transaction with H.I.G., the consideration offered to the Company’s stockholders would need to be further improved in order for the Company to grant exclusivity to H.I.G. H.I.G. responded that it would not proceed without exclusivity, but reiterated it would be willing to agree to a post-signing market check. The June 23 letter contained no mention of post-transaction management of the Company, any post-closing employment arrangements, or equity participation by management in the transaction.

The disclosure in the Proxy Statement in the section “The Merger—Background of the Merger” beginning on page 35 is hereby supplemented by adding the bolded and underlined disclosure to the second full paragraph beginning on page 39 of the Proxy Statement as follows:

On June 26, 2026, H.I.G. delivered a further revised letter of intent (the “June 26 letter”) that increased its offer to $20.35 in cash for each share of Common Stock and requested a period of exclusive negotiations regarding a potential transaction. The June 26 letter stated that the proposed price reflected H.I.G.’s best and highest offer and reiterated H.I.G.’s willingness to negotiate in good faith a reasonable post-signing “go-shop” provision. The June 26 letter contained no mention of post-transaction management of the Company, any post-closing employment arrangements, or equity participation by management in the transaction. At a special meeting of the Board held on June 28, 2026, at which representatives of each of Troutman and Baird were present, the Board discussed the June 26 letter and the increased consideration offered thereby, as well as options for responding to the June 26 letter and strategies for maximizing stockholder value in the context of a potential transaction. On June 29, 2026, at the direction of the Board, Mr. Stamatakis delivered to H.I.G. a letter accepting the proposed purchase price of $20.35 per share, together with a markup of the June 26 letter proposing, among other things, that (i) the proposed purchase price be a firm offer, subject to adjustment only in the event H.I.G.’s confirmatory due diligence findings differed materially from information provided to date, (ii) all outstanding equity awards (including unvested employee equity awards) vest and be paid out at closing at the per share purchase price, (iii) revisions be made to the exclusivity covenant and (iv) H.I.G. provide a comprehensive due diligence request list within 48 hours of the Company’s acceptance, and indicating that the Company was willing to prepare the initial draft of the definitive agreement within 14 days of acceptance. From June 29, 2026 to July 2, 2026, the Company, advised by representatives of Baird and representatives of Troutman and Morgan, Lewis & Bockius LLP (“Morgan Lewis”) as co-legal counsel to the Company, and H.I.G., advised by representatives of Kirkland & Ellis LLP (“Kirkland”), as legal counsel to H.I.G., negotiated a revised letter of intent and in particular the exclusivity period and treatment of the Company’s outstanding equity awards.

The disclosure in the Proxy Statement in the section “The Merger—Background of the Merger” beginning on page 35 is hereby supplemented by adding the bolded and underlined disclosure to the second full paragraph beginning on page 44 of the Proxy Statement as follows:

In accordance with the “go-shop” process, beginning on September 18, 2026, and continuing through October 27, 2026, representatives of Baird contacted, or were contacted by, 122 third parties, consisting of 24 strategic companies including Party A, and 98 financial sponsors. The Company entered into confidentiality agreements, all of which contained customary standstill and non-solicit provisions, with 40 of those third parties. None of the confidentiality agreements entered into by the Company in connection with the go-shop process contained a “don’t ask, don’t waive” standstill provision. The “go-shop” period expired at 11:59 p.m. Eastern Time on October 27, 2026. The Company did not receive any Acquisition Proposals during the “go-shop” period.

The disclosure in the Proxy Statement in the section “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger” beginning on page 58 is hereby supplemented by adding the bolded and underlined disclosure to the first full paragraph beginning on page 65 of the Proxy Statement as follows:

Prior to the Effective Time, the Company, Parent, or their respective affiliates may, in their discretion, continue or initiate, as applicable, discussions regarding agreements, arrangements, and understandings with one or more of the Company’s executive officers regarding their employment or other future services, compensation or benefits, or co-investment opportunities and may enter into definitive agreements with such individuals regarding the foregoing (including the terms of any participation in a post-closing equity compensation program), subject to the interim operating covenants set forth in the Merger Agreement and applicable restrictions therein. As of the date of this  Form 8-K, none of the Company’s executive officers or directors has entered into any agreement, arrangement or understanding with Parent, Acquisition Sub, H.I.G. or any of their respective affiliates regarding post-closing employment or equity participation.

The disclosure in the Proxy Statement in the section “The Merger—Opinion of the Company’s Financial Advisor—Selected Publicly Traded Company Analysis” beginning on page 51 is hereby supplemented by adding information regarding the financial multiples relating to each of the selected public companies reviewed by adding the bolded and underlined disclosure to, and deleting the struck-through disclosure from, the fourth full paragraph on page 51 of the Proxy Statement as follows and by adding the following table below such paragraph in place of the existing list of such companies as follows:

Selected Publicly Traded Company Analysis. In order to assess the valuation of the Company, Baird reviewed certain publicly available financial information for five publicly traded companies that operate in the testing, inspection and certification sector, with a focus on field-based operating activities and similar end markets that Baird deemed relevant. For each of these companies, Baird calculated and compared the enterprise value (which is referred to as EV for purposes of this section) of each such company to its EBITDA and EBITA for each of LTM and projected 2026. The group of selected publicly traded companies reviewed and their relevant financial multiples are ~~is~~ listed below:

Company	EV/LTM EBITDA	EV/2026E EBITDA	EV/LTM EBITA	EV/2026E EBITA
SGS SA	15.5x	14.7x	18.4x	17.9x
Bureau Veritas SA	12.1x	11.7x	12.8x	12.7x
TIC Solutions, Inc.	9.9x	9.4x	13.8x	12.7x
Onterris, Inc.	9.6x	8.8x	12.2x	11.2x
Team, Inc.	9.8x	N/A	15.2x	N/A

~~•~~	~~SGS SA~~
~~•~~	~~Bureau Veritas SA~~
~~•~~	~~TIC Solutions, Inc.~~
~~•~~	~~Onterris, Inc.~~
~~•~~	~~Team, Inc.~~

The disclosure in the Proxy Statement in the section “The Merger—Opinion of the Company’s Financial Advisor—Selected Transaction Analysis” beginning on page 53 is hereby supplemented by adding the fourth column, “Enterprise Value,” to the table on page 53 of the Proxy Statement as follows:

Announcement Date	Target	Acquiror	Enterprise Value (millions, original currency used)	EV/LTM EBITDA	EV/LTM EBITA

May 15, 2025	NV5	Acuren	$1,690	11.6x	13.1x
May 22, 2024	Acuren	Admiral Acquisition Ltd.	$1,850	10.7x	14.3x
April 30, 2024	Applus Services	TDR Capital and I Squared Capital	€2,568	7.6x	11.5x
July 25, 2022	Infrastructure & Energy Alternatives	MasTec	$1,106	9.3x	14.3x
June 27, 2022	PLH Group	Primoris	$470	7.3x	N/A
December 20, 2021	Henkels & McCoy	MasTec	$599	8.6x	N/A
February 16, 2021	Aegion Corporation	New Mountain Capital	$1,089	11.8x	14.9x
September 3, 2019	APi Group	J2 Acquisition Limited	$2,993	7.6x	9.2x(1)
________________
N/A indicates not publicly available.

(1)	LTM EBITA estimated using reported first half 2019 depreciation plus half of reported full year 2018 depreciation on a straight-line basis.

The disclosure in the Proxy Statement in the section “The Merger—Opinion of the Company’s Financial Advisor—Discounted Cash Flow Analysis” beginning on page 54 is hereby supplemented by adding the bolded and underlined disclosure to the second full paragraph on page 54 of the Proxy Statement as follows:

Discounted Cash Flow Analysis. Baird performed a discounted cash flow analysis utilizing the Company’s projected Unlevered Free Cash Flows from June 30, 2026 to 2030, as provided by the Company’s senior management in the Projections, which unlevered free cash flows are set forth under “—Certain Unaudited Prospective Financial Information” beginning on page 55. In this analysis, Baird calculated the present values of the unlevered free cash flows from June 30, 2026 to 2030 by discounting these amounts at rates ranging from 13.0% to 14.0%, which were chosen based on the capital asset pricing model. Baird calculated the present values of the free cash flows beyond 2030 by assuming exit EBITDA multiples ranging from 8.0x to 10.0x, which were chosen based on Baird’s professional judgment and experience. The summation of the present values of the unlevered free cash flows ranging from approximately $182.8 million to approximately $186.6 million and the present values of the terminal values ranging from approximately $621.7 million to approximately $808.6 million implied enterprise values ranging from approximately $804.5 million to approximately $995.2 million, which, after subtracting net debt of approximately $178.4 million and then dividing by 33.8 million shares outstanding on a fully-diluted basis, implies a range of equity values per share of $18.52 to $24.16. Baird compared these equity values per share with the Merger Consideration of $20.35 per share in the Merger.

The disclosure in the Proxy Statement in the section “The Merger—Certain Unaudited Prospective Financial Information—Projections” on page 57 is hereby supplemented by adding the bolded and underlined lines to the table on page 57 of the Proxy Statement as follows:

	Fiscal Year Ending December 31,
($ in millions)	2026	2027	2028	2029	2030

Total Revenue	737.0	771.5	809.5	854.5	910.5
Adjusted EBITDA (1)	92.2	100.4	111.2	124.2	140.2
Depreciation	(26.1)	(28.9)	(30.1)	(32.4)	(34.7)
Adjusted EBITA (2)	66.1	71.5	81.1	91.8	105.5
EBIT	59.0	64.5	74.5	86.2	100.5
Tax Expense	(14.8)	(16.1)	(18.6)	(21.5)	(25.1)
Depreciation & Amortization	33.2	35.9	36.7	38.0	39.7
Decrease/(Increase) in Working Capital	(4.9)	(4.2)	(4.6)	(5.5)	(6.8)
Capital Expenditures	(36.1)	(38.6)	(32.2)	(34.3)	(36.4)
Unlevered Free Cash Flow (3)	36.4	41.4	55.7	62.8	71.8
________________
Tax rate assumed at 25.0%.

(1)
Adjusted EBITDA is defined as net income attributable to the Company plus interest expense, provision for income taxes, depreciation and amortization, share-based compensation expense, certain acquisition-related costs (including transaction due diligence costs and adjustments to the fair value of contingent consideration), foreign exchange (gain) loss, other income, non-cash impairment charges, reorganization and other costs and, if applicable, certain additional special items.

(2)
Adjusted EBITA is defined as net income attributable to the Company plus interest expense, provision for income taxes and amortization, share-based compensation expense, certain acquisition related costs (including transaction due diligence costs and adjustments to the fair value of contingent consideration), foreign exchange (gain) loss, other income, non-cash impairment charges, reorganization and other costs and, if applicable, certain additional special items.

(3)	Unlevered Free Cash Flow is calculated as EBIT less tax expenses, capital expenditures and net increases in working capital, plus depreciation and amortization and net decreases in working capital.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including statements regarding the proposed Merger, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally use words such as “future,” “possible,” “potential,” “targeted,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “will,” “may,” “should,” “could,” “would” and other similar words and phrases. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such statements are not guarantees of future events or results and may not accurately indicate the timing of, or the date by which, such events or results will be consummated or achieved, if at all. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. Such risks, uncertainties and contingencies include, among others: uncertainties as to the timing of the proposed Merger; uncertainties as to how many of the Company’s stockholders will vote in favor of the proposed Merger including the possibility that the Company’s stockholders may not approve the proposed Merger; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed Merger and to satisfy the other closing conditions of the proposed Merger on a timely basis or at all; the risk that, prior to the completion of the proposed Merger, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the proposed Merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the proposed Merger on the market price of the Company’s common stock and/or on the Company’s business, financial condition, results of operations and financial performance; the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed Merger or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with the SEC and other written statements made by the Company from time to time. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information Regarding the Proposed Transaction and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction and with the solicitation of proxies for the special meeting of stockholders, the Company has filed the Proxy Statement with the SEC, and the Company may file other relevant materials with the SEC.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. The Proxy Statement and a proxy card have been sent to each stockholder entitled to vote at the special meeting relating to the proposed Merger. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed Merger or other responses in relation to the proposed Merger should be made only on the basis of the information contained in the Proxy Statement. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed or that will be filed by the Company with the SEC (if and when available) at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com). In addition, the Proxy Statement and the other documents filed or that will be filed by the Company with the SEC may be obtained from the Company free of charge by requesting them from Investor Relations by email at investors@mistrasgroup.com, or by telephone at 1 (833) MISTRAS.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed participants in the solicitation of proxies from stockholders of the Company with respect to the proposed Merger and any other matters to be voted on at the special meeting. Information about the Company and its directors and executive officers can be found in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 11, 2026, (ii) the Company’s proxy statement for its 2026 Annual Shareholders Meeting, which was filed with the SEC on April 7, 2026, and (iii) the Company’s other filings with the SEC, including any statements of beneficial ownership on Form 3, Form 4, or Form 5. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com). Additional information regarding the interests of the participants in the solicitation of proxies in connection with the proposed Merger is included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation, or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mistras Group, Inc.

November 13, 2026	By:	/s/ Eileen M. Coggins
	Name:	Eileen M. Coggins
	Title:	Executive Vice President, General Counsel and Secretary